UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 13, 2007

ARTESIAN RESOURCES CORPORATION
(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-18516 (Commission File Number)	51-0002090 (I.R.S. Employer Identification No.)
664 Churchmans Road Newark, Delaware	19702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 453-6900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 13, 2007, Artesian Resources Corporation (“we”, “us”, “our” or the “Company”), entered into an Underwriting Agreement with Janney Montgomery Scott LLC and Edward D. Jones & Co., L.P. (collectively, the “Underwriters”), which provides for the issuance and sale by the Company and the purchase by the Underwriters of 1,000,000 shares (the “Firm Shares”) of our Class A Non-Voting Common Stock at $19.15 per share. We have also granted to the Underwriters an option to purchase up to 150,000 additional shares of our common stock (the “Optional Shares” and collectively with the Firm Shares, the “Shares”), to cover over-allotments, if any. The sale of the Firm Shares will result in net proceeds to the Company, after underwriting commissions and offering expenses, of approximately $17.9 million. The offering of the Shares has been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-136184). We expect the transaction to close on Tuesday, June 19, 2007. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report, and is incorporated by reference herein.

Item 8.01 Other Events.

In addition, on June 14, 2007, we issued a press release announcing the pricing of the public offering described above. The press release is being filed with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.

Also on June 14, 2007, we filed with the SEC a Prospectus Supplement relating to this public offering. In connection with the Prospectus Supplement, we are filing the legal opinion of Morgan, Lewis & Bockius LLP, attached hereto as Exhibit 5.1.

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, that we believe to be reasonable as of today’s date. Statements in this Current Report on Form 8-K that are forward-looking statements are subject to various risks and uncertainties concerning specific factors described in our 2006 Annual Report on Form 10-K, our most recently filed Quarterly Report on Form 10-Q and other SEC filings. Such information contained herein represents our management’s best judgment as of the date hereof based on information currently available. We do not intend to update this information and disclaim any legal obligation to the contrary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated June 13, 2007, between Artesian Resources Corporation, Janney Montgomery Scott LLC and Edward D. Jones & Co., L.P.

5.1	Opinion of Morgan, Lewis & Bockius LLP

99.1	Press Release, dated June 14, 2007, issued by Artesian Resources Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESIAN RESOURCES CORPORATION

Date: June 14, 2007	By:	/s/ DAVID B. SPACHT
David B. Spacht
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

1.1	Underwriting Agreement, dated June 13, 2007, between Artesian Resources Corporation, Janney Montgomery Scott LLC and Edward D. Jones & Co., L.P.

5.1	Opinion of Morgan, Lewis & Bockius LLP

99.1	Press Release, dated June 14, 2007, issued by Artesian Resources Corporation.